EXHIBIT 99

    All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                Preliminary Structural and Collateral Term Sheet
                                                                December 3, 2004
--------------------------------------------------------------------------------

[Goldman]             $ 595,799,100 of Offered Certificates
[Sachs  ] Wells Fargo Mortgage Backed Securities 2004-DD Trust, Issuer
[       ]      Mortgage Pass-Through Certificates, Series 2004-DD

Overview of the Offered Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Exp. Credit        Initial
                                  Approximate        Exp. Ratings       Enhancement         Pass         Estimated       Estimated
                 Collateral       Certificate          Fitch and         Percentage        Through       Avg. Life       Avg. Life
Certificates       Group        Balance ($)(1)          Moody's            (%)(2)        Rate (%)(3)      (yrs)(4)       (yrs) (5)
------------------------------------------------------------------------------------------------------------------------------------
1A1                  1                  169,044,000     AAA/Aaa             3.25            4.630           2.62           3.38
------------------------------------------------------------------------------------------------------------------------------------
2A1                  2                   98,968,000     AAA/Aaa             3.25            4.549           0.50           0.50
------------------------------------------------------------------------------------------------------------------------------------
2A2                  2                   49,179,000     AAA/Aaa             3.25            4.549           1.25           1.25
------------------------------------------------------------------------------------------------------------------------------------
2A3                  2                   68,094,000     AAA/Aaa             3.25            4.549           2.00           2.00
------------------------------------------------------------------------------------------------------------------------------------
2A4                  2                   52,096,000     AAA/Aaa             3.25            4.549           3.00           3.00
------------------------------------------------------------------------------------------------------------------------------------
2A5                  2                   34,021,000     AAA/Aaa             3.25            4.549           4.00           4.00
------------------------------------------------------------------------------------------------------------------------------------
2A6                  2                   98,776,000     AAA/Aaa             3.25            4.549           4.91           7.71
------------------------------------------------------------------------------------------------------------------------------------
2A7(6)               2                   10,000,000     AAA/Aaa             6.25            4.549           4.91           7.71
------------------------------------------------------------------------------------------------------------------------------------
2A8(6)               2                      321,000     AAA/Aaa             3.25            4.549           4.91           7.71
------------------------------------------------------------------------------------------------------------------------------------
B1                  1&2                   7,200,000     AA/Aa2              2.05            4.572           4.35           6.04
------------------------------------------------------------------------------------------------------------------------------------
B2                  1&2                   5,100,000      A/A2               1.20            4.572           4.35           6.04
------------------------------------------------------------------------------------------------------------------------------------
B3                  1&2                   3,000,000    BBB/Baa2             0.70            4.572           4.35           6.04
------------------------------------------------------------------------------------------------------------------------------------
2AR                  2                          100     AAA/Aaa             3.25            4.549           N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------
                     Principal      Principal
                      Payment        Payment       Pricing
Certificates         Window (4)     Window (5)      Speed
--------------------------------------------------------------
1A1                 01/05-11/09     01/05-11/34     25 CPB
--------------------------------------------------------------
2A1                 01/05-11/05     01/05-11/05     25 CPB
--------------------------------------------------------------
2A2                 11/05-06/06     11/05-06/06     25 CPB
--------------------------------------------------------------
2A3                 06/06-06/07     06/06-06/07     25 CPB
--------------------------------------------------------------
2A4                 06/07-06/08     06/07-06/08     25 CPB
--------------------------------------------------------------
2A5                 06/08-06/09     06/08-06/09     25 CPB
--------------------------------------------------------------
2A6                 06/09-11/09     06/09-11/34     25 CPB
--------------------------------------------------------------
2A7(6)              06/09-11/09     06/09-11/34     25 CPB
--------------------------------------------------------------
2A8(6)              06/09-11/09     06/09-11/34     25 CPB
--------------------------------------------------------------
B1                  01/05-11/09     01/05-11/34     25 CPB
--------------------------------------------------------------
B2                  01/05-11/09     01/05-11/34     25 CPB
--------------------------------------------------------------
B3                  01/05-11/09     01/05-11/34     25 CPB
--------------------------------------------------------------
2AR                     N/A             N/A          N/A
--------------------------------------------------------------

(1) The Certificate sizes are approximate and subject to a +/- 5% variance. The Certificate Sizes are based on the expected unpaid principal balance of the mortgage loans as of the December 1, 2004 cut-off date.
(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-Off Date and rating agency analysis.
(3) The Certificates will pay the Weighted Average Net Coupon, which after the bond reset date will equal 1 yr CMT + the weighted average net margin, subject to applicable loan periodic and lifetime rate caps.
(4) Average Life and Payment Windows are calculated based upon a prepayment speed of 25% CPB.
(5) Average Life and Payment Windows are calculated based upon a prepayment speed of 25% CPR to maturity.
(6) The 2A7 class will be a "super senior class" and will be entitled to additional credit support from the 2A8 class (a "senior support class"). Principal losses on the underlying loans will not be allocated to the super senior class, but instead they will be allocated to the senior support class.

  Preliminary Collateral Description (approximate)*

---------------------------------------------------------------------------------------------------
                                                     Group 1           Group 2
Collateral Characteristic                         (conforming)     (non-conforming)     Aggregate
---------------------------------------------------------------------------------------------------
Aggregate Unpaid Principal Balance                $174,600,192        $424,978,694    $599,578,885
---------------------------------------------------------------------------------------------------
Average Unpaid Principal Balance                      $212,668            $546,245        $374,971
---------------------------------------------------------------------------------------------------
WA Months To First Adjustment Date                          60                  60              60
---------------------------------------------------------------------------------------------------
Weighted Average FICO score                                742                 737             739
---------------------------------------------------------------------------------------------------
Weighted Average Current Mortgage Interest Rate          4.890%              4.809%          4.832%
---------------------------------------------------------------------------------------------------
Servicing Fee                                             0.25%               0.25%           0.25%
---------------------------------------------------------------------------------------------------
Master Servicing Fee                                      0.01%               0.01%           0.01%
---------------------------------------------------------------------------------------------------
Weighted Average Gross Margin                            2.750%              2.750%          2.750%
---------------------------------------------------------------------------------------------------
Weighted Average Rate Ceiling                            9.890%              9.809%          9.832%
---------------------------------------------------------------------------------------------------
Minimum Current Interest Rate                            2.750%              3.125%          2.750%
---------------------------------------------------------------------------------------------------
Maximum Current Interest Rate                            5.875%              5.875%          5.875%
---------------------------------------------------------------------------------------------------
Mortgage Loan Cutoff Date                            11/1/2004           11/1/2004       11/1/2004
---------------------------------------------------------------------------------------------------
Weighted Average Original Loan-to-Value Ratio            75.31%              70.00%          71.55%
---------------------------------------------------------------------------------------------------
WA Remaining Term to Stated Maturity (months)              360                 360             360
---------------------------------------------------------------------------------------------------
Equity Take Out Refinance                                 7.37%               9.55%           8.91%
---------------------------------------------------------------------------------------------------
Primary Residence                                        88.45%              90.97%          90.24%
---------------------------------------------------------------------------------------------------
Single Family Dwellings                                  74.02%              85.83%          82.39%
---------------------------------------------------------------------------------------------------
Full Documentation                                       51.55%              57.37%          55.67%
---------------------------------------------------------------------------------------------------
Interest Only                                            95.42%              80.59%          84.91%
---------------------------------------------------------------------------------------------------
Relocation                                                7.35%               9.63%           8.96%
---------------------------------------------------------------------------------------------------
California                                               17.36%              44.97%          36.93%
---------------------------------------------------------------------------------------------------
Largest Individual Loan Balance                       $500,000          $2,500,000      $2,500,000
---------------------------------------------------------------------------------------------------

* The November 1, 2004 cut-off date principal balance is approximately $599,578,885 as reflected in the attached collateral tables. The aggregate unpaid principal balance of the mortgage loans as of the December 1, 2004 cut-off date is expected to be approximately $600,000,000.


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

    All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                Preliminary Structural and Collateral Term Sheet
                                                                December 3, 2004
--------------------------------------------------------------------------------


Time Table

Cut-Off Date:                        December 1, 2004

Settlement Date:                     December 17, 2004

Distribution Date:                   25th of each month or the next business day

First Distribution Date:             January 25, 2005

Features of the Transaction

o Offering consists of certificates totaling approximately $595,799,100 of which $ 580,499,100 are expected to be rated AAA and Aaa by Fitch and Moody's.

o The expected amount of credit support for the senior certificates, except for the Class 2A7 Certificate, will be 3.25 (+/- 0.50%). The expected amount of credit support for the Class 2A7 super senior certificate will be 6.25%.

o In general, the collateral consists of 5/1 hybrid adjustable rate mortgage loans with most set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Wells Fargo Bank, N.A.

Structure of the Certificates

Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of the principal and interest and, therefore, provide credit protection to the Class 1A1 Certificates (the "Group 1 Senior Certificates") and Class 2A1, 2A2, 2A3, 2A4, 2A5, 2A6, 2A7, 2A8 and 2AR Certificates (the "Group 2 Senior Certificates, and together with the Group 1 Senior Certificates, the "Senior Certificates"). Furthermore, The 2A7 Class will be a "super senior class" and will be entitled to additional credit support from the 2A8 class (a "super senior support class"). Principal losses on the underlying loans will not be allocated to the Super Senior class, but instead they will be allocated to the super senior support class. In addition, for the first seven years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Senior Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Senior Certificates and thereby increase the amount of subordination to the Senior Certificates. After such time, and subject to certain loss and delinquency criteria, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

         -------------------------------------------------------------

              Distribution Date                    Pro Rata Share

         -------------------------------------------------------------
             Jan 2005 - Dec 2011                          0%
             Jan 2012 - Dec 2012                         30%
             Jan 2013 - Dec 2013                         40%
             Jan 2014 - Dec 2014                         60%
             Jan 2015 - Dec 2015                         80%
              Jan 2016 and after                        100%
         -------------------------------------------------------------

If before the Distribution Date in January 2008 the credit support to the Senior Certificates is greater than two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments subject to certain loss and delinquency criteria. If on or after the Distribution Date in January 2008 the credit support is greater then two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment, subject to certain loss and delinquency criteria.


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

    All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                Preliminary Structural and Collateral Term Sheet
                                                                December 3, 2004
--------------------------------------------------------------------------------


Distributions

Group 1 and Group 2 Distribution Amount

As of any Distribution Date, the sum of (i) payments of principal and interest on the Mortgage Loans received by the Master Servicer prior to the remittance date for such Distribution Date, (ii) all Periodic Advances for such Distribution Date and (iii) all other amounts required to be placed in the Certificate Account by the Servicer, the Master Servicer or the Trustee on or before such Distribution Date.

Priority of Distributions

1. Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates;
2. Payment of principal to the holders of the related Senior Certificates in an amount equal to the related group's senior principal distribution amount.
3. Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class B-1 Certificates, so that each Subordinate Class shall receive (a) the weighted average Net Mortgage Rate of the Mortgage Loans, and (b) such class' allocable share of the subordinate principal amount.

Principal will be distributed sequentially to the Class 2A1, 2A2, 2A3, 2A4, 2A5, and 2A6/ 2A7/2A8 Certificates. Principal will be distributed pro-rata between the Class 2A6, 2A7 and 2A8 Certificates, and will be distributed to these certificates after the Class 2A1, 2A2, 2A3, 2A4, and 2A5 Certificate principal balance have been reduced to zero.

Allocation of Realized Losses

Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical class designations, beginning with the Class B-6 Certificates, in each case until their respective principal balance has been reduced to zero; thereafter, to the related Group 1 or Group 2 Senior Certificates, pro rata, in reduction of their respective principal balances.
Notwithstanding the foregoing, realized losses on the Mortgage Loans otherwise allocable to the Class 2A7 Certificates will be allocated to the Class 2A8 Certificates to reduce the Certificate Balance of such class until the Certificate Balance of such class has been reduced to zero, and thereafter to the Class 2A7 Certificates to reduce the Certificate Balance of such class until the Certificate Balance of such class has been reduced to zero.

Key Terms

Issuer:                         WFMBS 2004-DD Trust

Underwriter:                    Goldman, Sachs & Co.

Seller:                         Wells Fargo Asset Securities Corporation

Servicer:                       Wells Fargo Bank, NA

Master Servicer:                Wells Fargo Bank, NA

Trustee:                        Wachovia Bank, NA

Rating Agencies:                Fitch, Moody's and/or S&P

Type of Issuance:               Public

Servicer Advancing:             The Servicer is obligated to advance delinquent
                                mortgagor payments through the date of
                                liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:          The Master Servicer is required to cover
                                interest shortfall, for each Distribution Date, at the lesser of (i) the aggregate Prepayment
                                Interest Shortfall with respect to such
                                Distribution Date and (ii) the lesser of (X) the product of (A) 1/12th of 0.20% and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and
                                (Y) the Available Master Servicing Compensation for such Distribution Date. Compensating
                                Interest is not paid on curtailments.

Interest Accrual:               On a 30/360 basis; the accrual period is the
                                calendar month preceding the month of each Distribution Date.


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

    All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                Preliminary Structural and Collateral Term Sheet
                                                                December 3, 2004
--------------------------------------------------------------------------------

The Group 1 Mortgage Loans:     The Group 1 Mortgage Loans consist of 100% 5/1
                                One-Year CMT Hybrid ARMs secured by first lien, one-to-four family residential properties. The
                                Group 1 Mortgage Loans consist of conforming loans with respect to principal balance. The
                                Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 95% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the
                                "Gross Margin"). Most of the Mortgage Loans have
                                Periodic Interest Rate Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross
                                Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

The Group 2 Mortgage Loans:     The Group 2 Mortgage Loans consist of 100% 5/1
                                One-Year CMT Hybrid ARMs secured by first lien, one-to-four family residential properties. The
                                Group 2 Mortgage Loans generally consist of non-conforming loans, with respect to principal balance. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 81% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross
                                Margin"). Most of the Mortgage Loans have
                                Periodic Interest Rate Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross
                                Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

Index: The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release
                                H. 15(519), as applicable, and annually
                                thereafter.

Expected Subordination:         3.25% for the senior certificates

Other Certificates:             The following Classes of "Other Certificates"
                                will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered
                                Certificates, but are not offered hereby

                                -----------------------------------------------------------------------------------------------

                                       Certificate        Approximate Certificate Balance        Initial Pass-Through Rate

                                -----------------------------------------------------------------------------------------------
                                            B4                       $2,100,000                           4.572%

                                            B5                       $  900,000                           4.572%

                                            B6                       $1,200,900                           4.572%
                                -----------------------------------------------------------------------------------------------

Clean Up Call:                  10% of the Cut-off Date principal balance of the
                                Mortgage Loans.

Tax Treatment:                  It is anticipated that the Offered Certificates
                                will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:              The Offered Certificates are expected to be
                                ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:              The Senior and Class B1 Certificates are
                                expected to constitute "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:           $25,000 for the Senior Certificates, except for
                                the 2AR ($100), and a higher minimum for the Class 2A8 Certificates.

Delivery:                       Class 1A1, 2A1, 2A2, 2A3, 2A4, 2A5, 2A6, 2A7,
                                2A8,B1, B2 and B3 Certificates - DTC.


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.


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